INCOME TAXES	12 Months Ended
Dec. 31, 2020
INCOME TAXES
9. INCOME TAXES
The components of income tax expense from our wholly owned operations and investments and our controlling interest in
CIAC and
joint ventures with Carrier are as follows:

Years Ended December 31,	2020	2019	2018
Current:
U.S. Federal	$58,895	$48,359	$47,263
State	12,909	9,362	10,031
Foreign	4,779	8,078	7,229

	76,583	65,799	64,523

Deferred:
U.S. Federal	218	2,603	7,082
State	21	446	1,600
Foreign	(199)	(1,771)	(392)

	40	1,278	8,290

Income tax expense	$76,623	$67,077	$72,813

We calculate our income tax expense and our effective tax rate for 100% of income attributable to our wholly owned operations and for our controlling interest of income attributable to
CIAC and
our joint ventures with Carrier, which are primarily taxed as partnerships for income tax purposes.
Following is a reconciliation of the effective income tax rate:

Years Ended December 31,	2020	2019	2018
U.S. federal statutory rate	21.0%	21.0%	21.0%
State income taxes, net of federal benefit and other	3.3	2.8	3.6
Excess tax benefits from share-based compensation	(2.3)	(2.0)	(2.0)
Tax effects on foreign income	0.3	0.5	0.5
GILTI	—	(0.1)	0.3
Tax credits and other	(0.3)	(1.0)	—
Repatriation transition tax	—	—	(0.9)
Deferred tax impact of enacted tax rate changes	—	—	0.3

Effective income tax rate attributable to Watsco, Inc.	22.0	21.2	22.8
Taxes attributable to non-controlling interest	(2.8)	(2.7)	(3.1)

Effective income tax rate	19.2%	18.5%	19.7%

The following is a summary of the significant components of our net deferred tax liabilities:

December 31,	2020	2019
Deferred tax assets:
Share-based compensation	$27,223	$24,413
Capitalized inventory costs and inventory reserves	3,189	3,627
Allowance for doubtful accounts	949	1,338
Self-insurance reserves	518	209
Other	5,090	2,212
Net operating loss carryforwards	2,930	2,036

	39,899	33,835
Valuation allowance	(668)	(655)

Total deferred tax assets	39,231	33,180

Deferred tax liabilities:
Deductible goodwill	(78,288)	(73,898)
Depreciation	(16,441)	(14,241)
Other	(7,050)	(7,188)

Total deferred tax liabilities	(101,779)	(95,327)

Net deferred tax liabilities (1)	$(62,548)	$(62,147)

(1)	Net deferred tax liabilities have been included in the consolidated balance sheets in deferred income taxes and other liabilities.
On December 22, 2017, Public Law
115-97
“An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018”
was enacted. This law is commonly referred to as the Tax Cuts and Jobs Act of 2017 (the “TCJA”). The TCJA made broad and complex changes to the U.S. tax code including but not limited to, reducing the U.S. federal corporate tax rate from 35% to 21% effective January 1, 2018
,
and requiring a
one-time
repatriation transition tax on certain undistributed earnings of foreign subsidiaries. The TCJA also put in place new tax laws that applied prospectively, which included, but were not limited to, generally eliminating U.S. federal income taxes on dividends from foreign subsidiaries and a new provision designed to tax U.S. allocated expenses as well as currently taxing certain global intangible low-taxed
income (“GILTI”) of foreign subsidiaries. GILTI is a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations. We have elected to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense.
In 2018, we increased our previously estimated net income tax benefit for the enactment-date effects of the TCJA by $1,819 to $11,774, following the refinement of estimated U.S. federal and state income taxes on previously undistributed earnings of our foreign subsidiaries. There were no additional refinements for any enactment-date effects related to the TCJA in 2019 or 2020.
The TCJA
one-time
repatriation transition tax and GILTI liabilities effectively taxed the undistributed earnings previously deferred from U.S. federal and certain state income taxes. As of December 31, 2020, we have accumulated undistributed earnings generated by our foreign subsidiaries of approximately $85,000. Any additional taxes due with respect to such previously taxed earnings, if repatriated, would generally be limited to certain state income taxes and foreign withholding. Deferred taxes have been recorded for foreign withholding taxes on certain earnings of our foreign consolidated subsidiaries expected to be repatriated. We do not intend to distribute the remaining previously taxed foreign earnings and therefore have not recorded deferred taxes for certain state income taxes and foreign withholding on such earnings. The amount of certain state income taxes and foreign withholding that might be payable on the remaining amounts at December 31, 2020 is not practicable to estimate.
Valuation allowances are provided to reduce the related deferred income tax assets to an amount which will, more likely than not, be realized. At December 31, 2020 and 2019, we had a valuation allowance of $668 and $655, respectively, to reduce our deferred tax assets to an amount that is more likely than not to be recovered. At December 31, 2020, there were state net operating loss carryforwards of $14,427, which expire in varying amounts from 2021 through 2040. At December 31, 2020, there were foreign net operating loss carryforwards of $10,565, which expire in varying amounts from 2036 through 2040.

These amounts are available to offset future taxable income. There were no federal net operating loss carryforwards at December 31, 2020.
We are subject to United States federal income tax, income tax of multiple state jurisdictions and foreign income tax. We are subject to tax audits in the various jurisdictions until the respective statutes of limitations expire. We are no longer subject to United States federal tax examinations for tax years prior to 2016. For the majority of states and foreign jurisdictions, we are no longer subject to tax examinations for tax years prior to 2015.
At December 31, 2020 and 2019, the total amount of gross unrecognized tax benefits (excluding the federal benefit received from state positions) was $6,505 and $5,367, respectively. Of these totals, $5,461 and $4,367, respectively, (net of the federal benefit received from state positions) represent the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate. Our continuing practice is to recognize penalties within selling, general and administrative expenses and interest related to income tax matters in income tax expense in the consolidated statements of income. At December 31, 2020 and 2019, the cumulative amount of estimated accrued interest and penalties resulting from such unrecognized tax benefits was $982 and $855, respectively, and is included in deferred income taxes and other current liabilities in the accompanying consolidated balance sheets.
The changes in gross unrecognized tax benefits were as follows:

Balance at December 31, 2017	$4,225
Additions based on tax positions related to the current year	960
Reductions due to lapse of applicable statute of limitations	(283)

Balance at December 31, 2018	4,902
Additions based on tax positions related to the current year	1,027
Reductions due to lapse of applicable statute of limitations	(562)

Balance at December 31, 2019	5,367
Additions based on tax positions related to the current year	1,911
Reductions due to lapse of applicable statute of limitations	(773)

Balance at December 31, 2020	$6,505